UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A
                               (Amendment No. 1)


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


  Date of report (Date of earliest event reported): June 8, 2005 (May 5, 2005)


                         AMERICAN RETIREMENT CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

         Tennessee                  01-13031                   62-1674303
----------------------------    ------------------     -------------------------
(State or Other Jurisdiction      (Commission               (I.R.S. Employer
      of Incorporation)           File Number)              Identification No.)


        111 Westwood Place, Suite 200
              Brentwood, Tennessee                               37027
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   (Address of Principal Executive Offices)                    (Zip Code)


                                 (615) 221-2250
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     For the reasons specified in the Form 8-K filed by American Retirement Corporation on June 8, 2005 (relating to the restatement of its financial statements), this Amendment No. 1 to Form 8-K is being filed by American Retirement Corporation to amend and restate in its entirety the Form 8-K filed by American Retirement Corporation with the Securities and Exchange Commission on May 5, 2005.


Item 2.02. Results of Operations and Financial Condition

     On June 8, 2005, American Retirement Corporation issued a press release announcing the filing of its first quarter 2005 Form 10-Q and reporting revised results for the first quarter reflecting the effects of the Company's previously announced restatement of its financial statements. A copy of the press release is furnished herewith as Exhibit 99.1.

     Revised supplemental information relating to American Retirement Corporation's revised first quarter 2005 results is furnished herewith as
Exhibit 99.2.


Item 7.01. Regulation FD Disclosure

     On June 8, 2005, American Retirement Corporation issued a press release announcing the filing of its first quarter 2005 Form 10-Q and reporting revised results for the first quarter reflecting the effects of the Company's previously announced restatement of its financial statements. A copy of the press release is furnished herewith as Exhibit 99.1.

     Revised supplemental information relating to American Retirement Corporation's revised first quarter 2005 results is furnished herewith as
Exhibit 99.2.


Item 9.01. Financial Statements and Exhibits

   (c) Exhibits.

           99.1    Press Release dated June 8, 2005.

           99.2    Supplemental Information.






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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         AMERICAN RETIREMENT CORPORATION


                                         By: /s/ Bryan D. Richardson
                                             -----------------------------------
                                             Bryan D. Richardson
                                             Executive Vice President - Finance
                                             and Chief Financial Officer

Date: June 8, 2005






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


                                  EXHIBIT INDEX


   Exhibit
   Number            Description
   -------           -----------

    99.1             Press Release dated June 8, 2005.

    99.2             Supplemental Information.






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